UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2026

BLUE OWL CREDIT INCOME CORP.

(Exact name of registrant as specified in its charter)

Maryland	814-01369	85-1187564
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

399 Park Avenue, New York, NY 10022
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 419-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement

On August 20, 2026, Core Income Funding VII LLC (“Core Income Funding VII”), a wholly-owned subsidiary of Blue Owl Credit Income Corp. (the “Company” or “us”), entered into Amendment No. 2 (the “Second Credit Facility Amendment”) to its senior secured revolving credit facility (the “Secured Credit Facility”), dated May 21, 2024, by and among Core Income Funding VII, as Borrower, the Company, as collateral manager and equityholder, the lenders from time to time parties thereto, Citibank, N.A., as administrative agent, and State Street Bank and Trust Company, as custodian, collateral agent and collateral administrator.

The Second Credit Facility Amendment amends certain eligibility criteria, concentration limits and other terms of the Secured Credit Facility.

The description above is only a summary of the material provisions of the Second Credit Facility Amendment and is qualified in its entirety by reference to a copy of the Second Credit Facility Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description

10.1*	Amendment No. 2 to Credit Agreement and Security Agreement, dated August 20, 2026, among Core Income Funding VII, as Borrower, the Company, as Collateral Manager and Equityholder, Citibank, N.A., as Administrative Agent and a Lender, the Lenders parties thereto, and State Street Bank and Trust Company, as Custodian, Collateral Agent and Collateral Administrator.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE OWL CREDIT INCOME CORP.

Date: August 25, 2026	By:	/s/ Jonathan Lamm
	Name:	Jonathan Lamm
	Title:	Chief Operating Officer and Chief Financial Officer